BT INVESTMENT FUNDS
PreservationPlus Income Fund

SUPPLEMENT TO PROSPECTUS DATED OCTOBER 27, 1998

THE FOLLOWING SUPPLEMENTS THE SECTION "INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND RISK FACTORS" IN THE FUND'S PROSPECTUS:

YEAR 2000 RISK. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser, other companies on which it relies for service and issuers in which it invests will not accommodate the changeover necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:

o the issuers in which the Fund invests, which could impact the value of the Fund's investments;

o our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and

o our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we--or our business partners, service providers, government agencies or other market participants--do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE TRUST AND PORTFOLIO" IN THE FUND'S PROSPECTUS:

Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

                                      * * *
On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

                                                                  MARCH 29, 1999

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIP
055922660

SUPP815